Securities, 424I - Securities, 424I: 1	Sep. 30, 2025 USD ($)
Securities, 424I Table
Security Class Title	Common Shares of Breakwave Dry Bulk Shipping ETF & Breakwave Tanker Shipping ETF
Aggregate Sales Price	$ 62,972,703.00
Aggregate Redeemed or Repurchased, FY	19,528,645.00
Aggregate Redeemed or Repurchased, Prior FY	70,612,952.00
Redemption Credits	(27,168,894.00)
Net Sales	$ 0.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 0.00